UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
On March 24, 2025, Celanese Corporation (“Celanese” or the “Company”) filed with the U.S. Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and its Definitive Additional Materials (the “Additional Materials”) for its Annual Meeting of Shareholders to be held on May 14, 2025. Celanese is filing a revised form of proxy card and notice of internet availability solely to correct an inadvertent omission on the originally filed versions. This Amendment No. 1 to the Proxy Statement and the Additional Materials supersedes in its entirety only (i) the enclosed proxy card to the Proxy Statement and (ii) the notice of internet availability included in the Additional Materials, each of which is updated on the following pages.

Celanese

CELANESE CORPORATION
222 W. LAS COLINAS BLVD., SUITE 900N
IRVING, TX 75039

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (EDT) on May 13, 2025 (May 9, 2025 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CE2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. (EDT) on May 13, 2025 (May 9, 2025 for participants in the Celanese Americas Retirement Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69424-P22156-Z89033 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CELANESE CORPORATION

The Board of Directors recommends that you vote FOR all director nominees in Item 1.

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Bruce E. Chinn	☐	☐	☐
1b.	Edward G. Galante	☐	☐	☐
1c.	Timothy Go	☐	☐	☐
1d.	Kathryn M. Hill	☐	☐	☐
1e.	David F. Hoffmeister	☐	☐	☐
1f.	Dr. Jay V. Ihlenfeld	☐	☐	☐
1g.	Deborah J. Kissire	☐	☐	☐
1h.	Michael Koenig	☐	☐	☐
1i.	Christopher J. Kuehn	☐	☐	☐
1j.	Ganesh Moorthy	☐	☐	☐
1k.	Scott A. Richardson	☐	☐	☐
1l.	Kim K.W. Rucker	☐	☐	☐
1m.	Scott M. Sutton	☐	☐	☐

Management Proposals:

The Board of Directors recommends that you vote FOR Items 2, 3, 4a, 4b, 4c and 4d.		For	Against	Abstain
2.	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2025.	☐	☐	☐
3.	Advisory approval of executive compensation.	☐	☐	☐
4.	Approval of amendments to the Company's Second Amended and Restated Certificate of Incorporation to:			
4a.	provide that our by-laws may be amended by majority vote.	☐	☐	☐
4b.	allow our certificate of incorporation to be amended in the future by majority vote.	☐	☐	☐
4c.	allow filling of open board seats at statutorily required special meetings under the standard in the by-laws.	☐	☐	☐
4d.	allow directors to be removed by majority vote.	☐	☐	☐

Shareholder Proposal:

The Board of Directors recommends that you vote AGAINST Item 5.		For	Against	Abstain
5.	Advisory vote on shareholder proposal requesting simple majority vote charter and by-laws amendments, if properly presented.	☐	☐	☐

The proxies are authorized to vote, in their discretion, for a substitute should any nominee become unavailable for election and upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Meeting & 2025 Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V69425-P22156-Z89033

CELANESE CORPORATION
222 W. Las Colinas Blvd., Suite 900N
Irving, Texas 75039
This Proxy is solicited by the Board of Directors

PROXY AND VOTING INSTRUCTIONS CARD

The undersigned hereby constitutes and appoints Chuck B. Kyrish and Ashley B. Duffie, and each of them (collectively, the "Proxyholders"), his/her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of CELANESE CORPORATION (the "Company") to be held on Wednesday, May 14, 2025 at 1:30 p.m. (CDT), and at any adjournments or postponements thereof (the "Meeting"), and to vote the undersigned's shares of Company Common Stock on all matters coming before the Meeting in the manner directed on the reverse side of this card. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. **ON MATTERS FOR WHICH YOU DO NOT SPECIFY A CHOICE, THE SHARES OF COMPANY COMMON STOCK WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS; THEREFORE, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE COMPANY'S DIRECTOR NOMINEES IN ITEM 1; FOR ITEMS 2, 3, 4a, 4b, 4c AND 4d; AND AGAINST ITEM 5.** The Proxyholders cannot vote the shares unless you sign and return this card.

If you are a participant in the Celanese Americas Retirement Savings Plan (the "Plan") this card also constitutes voting instructions to the trustee for any shares held on your behalf under the Plan. The trustee will vote the shares as instructed. Your voting instructions must be received by May 9, 2025, to allow sufficient time for the trustee to vote the shares. If no voting instructions are provided, the trustee will vote the shares in the same proportion as shares to which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on reverse side)

Your **Vote** Counts!

CELANESE CORPORATION

2025 Annual Meeting
Vote by May 13, 2025 11:59 PM EDT. For shares held in a Plan, vote by May 9, 2025 11:59 PM EDT.

Celanese
The chemistry inside innovation™

CELANESE CORPORATION
222 W. LAS COLINAS BLVD., SUITE 900N
IRVING, TX 75039

V69430-P22156-Z89033

You invested in CELANESE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2025.**

Get informed before you vote

View the Notice of Meeting & 2025 Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2025
1:30 p.m. (CDT)

Virtually at:
www.virtualshareholdermeeting.com/CE2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials, which contain important information and are available on the Internet. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Bruce E. Chinn	For
1b.	Edward G. Galante	For
1c.	Timothy Go	For
1d.	Kathryn M. Hill	For
1e.	David F. Hoffmeister	For
1f.	Dr. Jay V. Ihlenfeld	For
1g.	Deborah J. Kissire	For
1h.	Michael Koenig	For
1i.	Christopher J. Kuehn	For
1j.	Ganesh Moorthy	For
1k.	Scott A. Richardson	For
1l.	Kim K.W. Rucker	For
1m.	Scott M. Sutton	For
2.	Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2025.	For
3.	Advisory approval of executive compensation.	For
4.	Approval of amendments to the Company's Second Amended and Restated Certificate of Incorporation to:	
4a.	provide that our by-laws may be amended by majority vote.	For
4b.	allow our certificate of incorporation to be amended in the future by majority vote.	For
4c.	allow filling of open board seats at statutorily required special meetings under the standard in the by-laws.	For
4d.	allow directors to be removed by majority vote.	For
5.	Advisory vote on shareholder proposal requesting simple majority vote charter and by-laws amendments, if properly presented.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V69431-P22156-Z89033